                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2005

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

           Delaware                      1-14120                   52-1611421
(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
         of incorporation)                                   Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

A.   Adoption  of  Blonder  Tongue  Laboratories,   Inc.  2005  Employee  Equity
     Incentive Plan

     On May 24, 2005, the stockholders of Blonder Tongue Laboratories, Inc. (the
"Company")  adopted the Blonder Tongue  Laboratories,  Inc. 2005 Employee Equity
Incentive Plan (the "Employee Plan"). The Employee Plan was adopted by the Board of  Directors  ("Board") of the Company on February 2, 2005 and amended on March
29, 2005,  subject to  stockholder  approval.  The Employee Plan  authorizes the
Compensation  Committee of the Board (the "Committee") to grant equity-based and other  performance-based  awards ("Awards") to executive  officers and other key employees  of the Company.  The purpose of the  Employee  Plan is to promote the success and enhance the value of the Company by linking the  personal  interests of  participants  to  those  of  Company  stockholders  and  by  providing  such individuals  with an incentive for outstanding  performance in order to generate superior  returns to  stockholders.  The  Employee  Plan is designed to give the
Committee  flexibility in structuring awards that will achieve these objectives.
The Employee Plan became  effective as of February 2, 2005 and will terminate on
February 1, 2015.  The Board  reserves the right to terminate  the Employee Plan prior to February 1, 2015  without  prejudice in any material way to the holders of any Awards then  outstanding.  The  aggregate  number of shares  reserved for grant under the Employee Plan is 500,000  shares of Common  Stock,  adjusted for any stock  dividend,  stock split or other  subdivision  or  combination  of the
Common Stock.

     The Employee Plan will be administered by the Committee.  The Committee has the power to set, alter or change the rules,  guidelines and regulations for the administration  of the Employee  Plan,  and to interpret the Employee  Plan, any
Awards  under  the  Employee  Plan,  and  any  and  all  guidelines,  rules  and regulations adopted pursuant to the Employee Plan.

     All  executive  officers  and other key  employees  of the  Company and its subsidiaries  are  eligible to become  participants  in the Employee  Plan.  The
Committee  will select from time to time,  from among all eligible  individuals, the persons who shall be granted an Award.  The  Employee  Plan  authorizes  the
Committee to grant a variety of incentive Awards to participants,  including the following:

     o    stock options, including both tax qualified and non-qualified options,

     o    stock  appreciation  rights,  which give the  participant the right to receive  the excess (if any) of the fair  market  value of a specified number  of shares of  Common  Stock at the time of  exercise  over the grant price of the stock appreciation right,

     o    stock  awards to be granted at no cost to the  participant,  including grants in the form of (i) an  immediate  transfer of shares  which are subject to forfeiture if conditions specified by the Committee are not met  ("Restricted  Stock"),  and (ii) an immediate  transfer of shares which are not subject to a risk of forfeiture  or a deferred  transfer of shares if and when the  conditions  specified by the  Committee are met ("Unrestricted Stock"), and

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     o    performance-based  awards,  in which the  Committee  may grant a stock award that will  entitle the holder to receive a  specified  number of shares of Common Stock if certain performance goals are met.

     Each Award shall be evidenced  by a written  Award  Agreement,  which shall specify the terms and conditions of the Award, as determined by the Committee in its  discretion,  subject to the limitations set forth in the Employee Plan. The shares may be issued from  authorized and unissued  shares of Common Stock,  the
Company's treasury stock or from shares purchased on the open market.

     The number of shares with respect to which Awards may be granted  under the
Employee Plan,  the number of shares of Common Stock subject to any  outstanding
Award,  and the nature of the securities  which may be issued under the Employee
Plan,  in each  case  shall be  adjusted  as a result  of  stock  splits,  stock dividends,  or other  subdivisions  or  combinations  of the  Common  Stock,  or
reorganizations,   mergers,   consolidations,   dividends  or  reclassifications
affecting the Company.  In  particular,  in the event of certain  mergers of the
Company,  a  liquidation  or  dissolution  of the  Company,  or a sale of all or substantially all of the assets of the Company,  the Committee has discretion to cancel or exchange  outstanding Awards for cash or other securities as described in more detail in Article 12 of the Employee Plan.

     The Board may,  from time to time, in its  discretion,  amend or supplement any provision of the Employee Plan, in whole or in part;  provided  however,  no amendment  shall  be  made  to  modify  the  requirements  for  eligibility  for participation,  to increase the number of shares of Common Stock with respect to which Awards may be granted  under the  Employee  Plan or extend the term of the
Employee Plan unless approved by the  stockholders of the Company.  No amendment to the Employee Plan shall  adversely  affect the rights of  participants in any material  way with  respect to  outstanding  Awards  without  the consent of the affected participants.

B.   Adoption  of  Blonder  Tongue  Laboratories,   Inc.  2005  Director  Equity
     Incentive Plan

     On May 24, 2005, the stockholders of the Company adopted the Blonder Tongue
Laboratories,  Inc. 2005 Director Equity  Incentive Plan (the "Director  Plan").
The  Director  Plan was  adopted by the Board on February 2, 2005 and amended on
March 29, 2005,  subject to stockholder  approval.  The Director Plan authorizes the Board to grant equity-based  awards ("Awards") to non-employee  directors of the  Company.  The  purpose of the  Director  Plan is to promote the success and enhance  the  value  of  the  Company  by  linking  the  personal  interests  of participants to those of Company  stockholders and by providing such individuals with an incentive  for  outstanding  performance  in order to generate  superior returns  to  stockholders.  The  Director  Plan is  designed  to give the  Board flexibility  in  structuring  awards that will  achieve  these  objectives.  The
Director  Plan became  effective  as of February 2, 2005 and will  terminate  on
February 1, 2015.  The Board  reserves the right to terminate  the Director Plan prior to February 1, 2015  without  prejudice in any material way to the holders of any Awards then  outstanding.  The  aggregate  number of shares  reserved for grant under the Director Plan is 200,000  shares of Common  Stock,  adjusted for any stock  dividend,  stock split or other  subdivision  or  combination  of the
Common Stock.

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     The  Director  Plan will be  administered  by the Board.  The Board has the power to set,  alter or change the rules,  guidelines  and  regulations  for the administration  of the Director  Plan,  and to interpret the Director  Plan, any
Awards  under  the  Director  Plan,  and  any  and  all  guidelines,  rules  and regulations adopted pursuant to the Director Plan.

     All   non-employee   directors  of  the  Company  are  eligible  to  become
participants  in the Director Plan as long as they have not been employed by the
Company or any subsidiary within the past six (6) months.  The Board will select from time to time, from among all eligible individuals, the persons who shall be granted an Award.  The Director Plan  authorizes the Board to grant a variety of incentive awards to participants, including the following:

          o    stock options, but only non-qualified options,

          o    stock appreciation  rights,  which give the participant the right to  receive  the excess  (if any) of the fair  market  value of a specified  number  of  shares  of  Common  Stock  at the  time of exercise  over the grant price of the stock  appreciation  right,
               and

          o    stock  awards  to be  granted  at no  cost  to  the  participant, including  grants in the form of (i) Restricted  Stock,  and (ii)
               Unrestricted Stock.

     Each Award shall be evidenced  by a written  Award  Agreement,  which shall specify the terms and conditions of the Award, as determined by the Board in its discretion,  subject to the  limitations  set forth in the  Director  Plan.  The shares may be issued from  authorized and unissued  shares of Common Stock,  the
Company' s treasury stock or from shares purchased on the open market.

     The number of shares with respect to which Awards may be granted  under the
Director Plan,  the number of shares of Common Stock subject to any  outstanding
Award,  and the nature of the securities  which may be issued under the Director
Plan,  in each  case  shall be  adjusted  as a result  of  stock  splits,  stock dividends,  or other  subdivisions  or  combinations  of the  Common  Stock,  or
reorganizations,   mergers,   consolidations,   dividends  or  reclassifications
affecting the Company.  In  particular,  in the event of certain  mergers of the
Company,  a  liquidation  or  dissolution  of the  Company,  or a sale of all or substantially  all of the assets of the  Company,  the Board has  discretion  to cancel or exchange  outstanding Awards for cash or other securities as described in more detail in Article 11 of the Director Plan.

     The Board may,  from time to time, in its  discretion,  amend or supplement any provision of the Director Plan, in whole or in part;  provided  however,  no amendment  shall  be  made  to  modify  the  requirements  for  eligibility  for participation,  to increase the number of shares of Common Stock with respect to which Awards may be granted  under the  Director  Plan or extend the term of the
Director Plan unless approved by the  stockholders of the Company.  No amendment to the Director Plan shall  adversely  affect the rights of  participants in any material  way with  respect to  outstanding  Awards  without  the consent of the affected participants.

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Item 9.01     Financial Statements and Exhibits

         (c)      Exhibits

Exhibit 10.1   Blonder Tongue Laboratories, Inc. 2005 Employee  Equity Incentive
               Plan  (incorporated by reference from Appendix A to the Company's
               Definitive  Proxy  Statement  for  its  2005  Annual  Meeting  of
               Stockholders held on May 24, 2005).

Exhibit 10.2   Blonder Tongue Laboratories, Inc. 2005 Director Equity  Incentive
               Plan  (incorporated by reference from Appendix B to the Company's
               Definitive  Proxy  Statement  for  its  2005  Annual  Meeting  of
               Stockholders held on May 24, 2005).

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                           BLONDER TONGUE LABORATORIES, INC.

                           By: /s/Eric Skolnik
                               Eric Skolnik
                               Senior Vice President and Chief Financial Officer

Date:  May 27, 2005

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